UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 10, 2005


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 1 - Registrant's Business and Operation

Item 1.01   Entry into a Material Definitive Agreement

     On August 10, 2005, the Company entered into an agreement with JONSCOT General Contractors LLC for construction of a branch office to be located at 1601 North Fant Street in Anderson, South Carolina at a price of $688,000.

Section 3 - Securities and Trading Markets

Item 3.02   Unregistered Sales of Euity Securities.

     On August 19, 2005 and August 23, 2005, the Company issued an aggregate of 509,754 shares of its common stock for an aggregate price of $2,610,000 upon early conversion by the holders thereof of a portion of the Company's outstanding 10 year Variable Rate Convertible Subordinated Debentures due January 2, 2011. The issuance of the common stock was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 because no public offering was involved.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date: November 3, 2005           By: /s/ Ronald K. Earnest
                                    --------------------------------------------
                                    Ronald K. Earnest
                                    President